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                               BISHOP STREET FUNDS

        EQUITY FUND, HIGH GRADE INCOME FUND, HAWAII MUNICIPAL BOND FUND,
                MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES

                       SUPPLEMENT DATED NOVEMBER 30, 1999
                       TO PROSPECTUS DATED APRIL 30, 1999

The Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The fourth paragraph of the section entitled "GENERAL INFORMATION" on page 15 of the Prospectus should be removed and replaced with the following:

The Funds calculate each bond and equity fund's NAV once each Business Day at 4:00 p.m., Eastern time. The Funds calculate each money market fund's NAV once each business day at 2:00 p.m., Eastern time. So, for you to be eligible to receive dividends from the money market funds declared on the day you submit your purchase order, we must receive your order before 2:00 p.m., Eastern time and federal funds (readily available funds) before 4:00 p.m., Eastern time.

The following paragraph should be inserted immediately after the third paragraph in the section entitled "HOW TO SELL FUND SHARES" on page 16 of the Prospectus:

REDEMPTION BY CHECKWRITING

If you are a shareholder of the Treasury Money Market Fund, you may redeem shares by writing checks for $1,000 or more on an existing account. You can obtain a Checkwriting application by calling 1-800-262-9565. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the Checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.